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                                                                      EXHIBIT 23




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Registration Statement on Form S-3 (File No. 333-21361).




                                                   /s/ Arthur Andersen LLP
San Antonio, Texas
March 27, 1998




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